UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2003

FARGO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29029	41-1959505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6533 Flying Cloud Drive Eden Prairie Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 941-9470

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.             Description

Ex. 99.1                         Fargo Electronics, Inc. News Release dated April 22, 2003.

Item 9.  Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

The following information is being furnished under Item 12 of Form 8-K, pursuant to interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216 dated March 27, 2003.

On April 22, 2003, Fargo Electronics, Inc. announced earnings for the first quarter ended March 31, 2003.  A copy of the News Release issued by Fargo Electronics, Inc. in connection with this report under Item 12 is attached as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.6. of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.

Dated: April 22, 2003	By:	/s/ GARY R. HOLLAND
Gary R. Holland
Chairman of the Board of Directors,
President and Chief Executive Officer

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FARGO ELECTRONICS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Fargo Electronics, Inc. News Release dated April 22, 2003.	Filed herewith